UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 29, 2005

Date of Earliest Event Reported: June 26, 2005

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street

Stamford, Connecticut 06921

(Address and zip code of principal executive offices)

203-541-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 27, 2005, International Paper Company (the “Company”) issued a press release relating to the Company’s expected second quarter earnings. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 5.02 ELECTION OF DIRECTOR

On June 28, 2005, the Company issued a press release relating to the election of John F. Turner as a director of International Paper Company, effective July 11, 2005. The Committee assignment for Mr. Turner has not yet been determined. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

ITEM 8.01 OTHER EVENTS

On June 26, 2005, the Company issued a press release announcing the Company’s exploration of strategic options for its 50.5 percent stake in Carter Holt Harvey. A copy of the press release is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1:	Press Release of International Paper Company, dated June 27, 2005.

Exhibit 99.2:	Press Release of International Paper Company, dated June 28, 2005.

Exhibit 99.3:	Press Release of International Paper Company, dated June 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2005	INTERNATIONAL PAPER COMPANY
(Registrant)

	By:	/s/ Andrea L. Dulberg
	Name:	Andrea L. Dulberg
	Title:	Assistant Secretary